Exhibit 99.1

STOCKHOLDER AGREEMENT

STOCKHOLDER AGREEMENT (this “Agreement”), dated as of August 5, 2013, but effective as of the Effective Date (as defined below), by and among Parametric Sound Corporation, a Nevada corporation (the “Corporation”), and the undersigned stockholders.

WHEREAS, the Corporation, Paris Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Corporation (“Merger Sub”), and VTB Holdings, Inc., a Delaware corporation (“VTBH”), have entered into an Agreement and Plan of Merger, dated as of the date hereof, as supplemented and amended (the “Merger Agreement”), providing for, among other things, the merger of Merger Sub with and into VTBH with VTBH continuing as the surviving corporation and a wholly-owned subsidiary of the Corporation (the “Merger”); and

WHEREAS, it is a condition to the closing under the Merger Agreement that the Corporation has executed and delivered this Agreement to the other parties hereto, providing for certain transfer restrictions on Common Stock to be issued to the Stockholders, the registration of the Registrable Securities and certain agreements with respect to the election of directors of the Corporation,.

NOW, THEREFORE, in consideration of the promises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Definitions; Interpretation.

(a) Definitions. Terms used but not defined in this Agreement shall have the meaning ascribed to such terms in the Merger Agreement. As used herein, the following terms shall have the following respective meanings:

“Affiliate” means (a) as to any Person, other than an individual, any other Person or entity who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person and (b) as to any individual Stockholder, in addition to any Person identified in clause (a), (i) any member of the immediate family of an individual Stockholder, including parents, siblings, spouse and children (including those by adoption), the parents, siblings, spouse, or children (including those by adoption) of such immediate family member, and, in any such case, any trust whose primary beneficiary is such individual Stockholder or one or more members of such immediate family and/or such Stockholder’s lineal descendants, (ii) the legal representative or guardian of such individual Stockholder or of any such immediate family member in the event such individual Stockholder or any such immediate family member becomes mentally incompetent and (iii) any Person controlling, controlled by or under common control with a Stockholder; provided that the term “Affiliate” shall not include at any time any portfolio companies of Stripes. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Agreement” has the meaning set forth in the Preamble.

“Board” means the board of directors of the Corporation.

“Business Day” means a day that is not a Saturday, Sunday or day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

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“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.001 per share, of the Corporation and any stock into which such Common Stock may hereafter be changed or for which such Common Stock may be exchanged, and shall also include any Common Stock of the Corporation of any class hereafter authorized.

“Control Disposition” means a Disposition by the Stripes Entities that would have the effect of transferring to a Person or Group that is not an Affiliate of the Stripes Entities or a portfolio company of one or more Stripes Entities or Affiliates thereof a number of shares of Common Stock such that, following the consummation of such Disposition, such Person or Group possesses the voting power to elect a majority of the Board (whether by merger, consolidation, sale or transfer of Common Stock or otherwise), or a majority of the board of directors (or similar body) of any successor entity.

“Corporation” has the meaning set forth in the Preamble.

“Corporation Securities” has the meaning set forth in Section 7(c)(i).

“Demand Notice” has the meaning set forth in Section 6(a).

“Disposition” (including, with correlative meaning, the term “Dispose”) means (a) any direct or indirect transfer, assignment, sale, gift, pledge, hypothecation or other encumbrance, or any other disposition, of Common Stock (or any interest therein or right thereto) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the Common Stock (or any interest therein) whatsoever, or any other transfer of beneficial ownership of Common Stock, whether voluntary or involuntary and (b) the entry into any agreement to do any of the foregoing.

“Effective Date” means, (a) with respect to all provisions of this Agreement other than Sections 5 through 10, the date of this Agreement and (b) with respect to Sections 5 through 10 of this Agreement, the Effective Time (as defined in the Merger Agreement).

“Group” has the meaning set forth in Section 13(d)(3) of the Securities Exchange Act.

“Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Shares or the Lock-Up Shares or any other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares or any Lock-Up Shares.

“Indemnified Party” has the meaning set forth in Section 8(c).

“Indemnifying Party” has the meaning set forth in Section 8(c).

“Lock-Up Expiration Date” has the meaning set forth in Section 2(b).

“Lock-Up Expiration Time” means the earliest of (i) the Lock-Up Expiration Date, (ii) the date and time of the valid termination of the Merger Agreement in accordance with its terms, and (iii) such other date and time designated by mutual agreement of the Corporation and VTBH and delivered in a written notice to the Stockholders.

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“Lock-Up Shares” means with respect to any Stockholder, the shares of Common Stock to be issued to such Stockholder in the Merger, together with any additional shares of Common Stock that may be issued from time to time with respect to such shares of Common Stock, including without limitation, in connection with any stock split, stock dividend, recapitalization or reorganization, together with any other shares of Common Stock acquired by such Stockholder prior to the Lock-Up Expiration Time. Lock-Up Shares shall also include any securities held by or issued to such Stockholder which are convertible into or excercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by such Stockholder in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant).

“Losses” has the meaning set forth in Section 8(a).

“Options” means options to purchase shares of Common Stock granted pursuant to the Equity Agreements.

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Registrable Securities” means shares of Common Stock held or otherwise beneficially owned by a Stockholder, including any shares of Common Stock which are acquired by a such Stockholder upon consummation of the Merger and any other securities issued or issuable with respect to such Common Stock by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided that any Registrable Security will cease to be a Registrable Security when (a) a Registration Statement covering such Registrable Security has been declared effective by the SEC and such Registrable Security has been disposed of pursuant to such effective Registration Statement, (b) such Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or such Registrable Security is eligible for sale under such Rule 144, not taking into account any volume limitations or (c) such Registrable Security shall have been otherwise transferred and a new certificate for it not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Corporation; provided, further, that any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities shall also not be Registrable Securities.

“Registration Expenses” means all expenses incurred by the Corporation in complying with Section 7, including, without limitation, all registration and filing fees, printing expenses, road show expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., transfer taxes, fees of transfer agents and registrars, and the reasonable fees and disbursements of one legal counsel for the selling holders of Registrable Securities selected by holders of a majority of such Registrable Securities, but excluding any underwriting discounts and selling commissions only to the extent applicable on a per share basis to Registrable Securities of the selling holders.

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“Registration Statement” means any registration statement of the Corporation filed or to be filed with the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“SEC” means the Securities and Exchange Commission or any successor governmental agency.

“Section 7(c) Sale Number” has the meaning set forth in Section 7(c).

“Section 7(d) Sale Number” has the meaning set forth in Section 7(d).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Shares” has the meaning set forth in Section 4(a).

“Stock” means (i) the outstanding shares of Common Stock of the Corporation, (ii) any additional shares of Common Stock of the Corporation that may be issued in the future and (iii) any shares of capital stock of the Corporation into which such shares may be converted or for which they may be exchanged.

“Stockholder Registration” has the meaning set forth in Section 7(a).

“Stockholders” means those Persons identified on the signature pages hereto as the Stockholders and shall include any other Person who agrees in writing with the parties hereto to be bound by and to comply with all the provisions of this Agreement applicable to a Stockholder.

“Stripes” means SG VTB Holdings, LLC.

“Stripes Entity” means Stripes and its respective Affiliates.

“Stripes Registration Demand” has the meaning set forth in Section 6(a).

“Stripes Stockholder” means any Stripes Entity that owns any shares of Stock in the Corporation.

“Underwritten Offering” means a sale of shares of Common Stock to an underwriter for reoffering to the public.

“VTBH Capital Stock” means VTBH Common Stock and VTBH Preferred Stock.

“VTBH Common Stock” means the Common Stock, $0.01 par value per share, of VTBH.

“VTBH Preferred Stock” means the Series A Preferred Stock, $0.01 par value per share of VTBH.

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“VTBH Stockholder Approval Matters” means the approval of the Merger and the adoption of the Merger Agreement.

Any capitalized term used in any Section of this Agreement that is not defined in this Section 1 shall have the meaning ascribed to it in such other Section.

(b) Rules of Construction. For all purposes of this Agreement, unless otherwise expressly provided:

(i) “own,” “ownership,” “held” and “holding” refer to ownership or holding as record holder or record owner;

(ii) the headings and captions of this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms hereof; and

(iii) whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

Section 2. Restrictions on Shares/Lock-Up.

(a) Prior to the Lock-Up Expiration Time, no Stockholder shall, directly or indirectly:

(i) transfer (except as may be specifically required by court order or by operation of law), grant an option with respect to, sell, exchange, pledge or otherwise dispose of, or encumber, any of such Stockholder’s Shares or Lock-Up Shares, enter into any Hedging Transaction, or make any offer or enter into any agreement or binding arrangement or commitment providing for any of the foregoing, or publicly disclose the intention to take any of the foregoing actions;

(ii) except pursuant to the terms of this Agreement, grant any proxies or powers of attorney with respect to any of such Stockholder’s Shares, deposit any of such Stockholder’s Shares into a voting trust, or enter into a voting agreement or similar arrangement or commitment with respect to any of such Stockholder’s Shares or make any public announcement that is in any manner inconsistent with Section 2; or

(iii) in his, her or its capacity as a stockholder of VTBH, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect or be reasonably expected to have the effect of impairing the ability of such Stockholder to perform his, her or its obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby or in the Merger Agreement.

(b) Following the Effective Time of the Merger, no Stockholder shall, directly or indirectly, transfer (except as may be specifically required by court order or by operation of law), grant an option with respect to, sell, exchange, pledge or otherwise dispose of or encumber any such Stockholder’s Lock-Up Shares or enter into any Hedging Transaction relating to such Lock-Up Shares, or publicly disclose the intention to take any of the foregoing actions, until the date that is 6 months after the Effective Time (the “Lock-Up Expiration Date”).

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(c) Notwithstanding the restrictions set forth in clauses (a) and (b) of this Section 2:

(i) any Stockholder that is an individual may transfer his or her Lock-Up Shares to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family for estate planning purposes; and, any Stockholder that is a private equity fund, such Stockholder may distribute its Lock-Up Shares to its partners, members and equity holders or transfer its Lock-Up Shares to any affiliate of such Stockholder or any investment fund or other entity controlled by such Stockholder in a transaction not involving a disposition for value; provided, that, in any such case it shall be a condition to the transfer or distribution that the transferee or distributee execute an agreement, in form and substance satisfactory to the Corporation, stating that the transferee or distributee is receiving and holding such Lock-Up Shares subject to the provisions of this Agreement and that the transferee or distributee agrees to be bound by the terms and conditions of this Agreement; and

(ii) in the event any Stockholder suffers an actual out-of-pocket tax liability (including in connection with a tax withholding obligation that has or will be effected) as a result of the U.S. Internal Revenue Service or other applicable tax authority successfully challenging the treatment of the Merger as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, such Stockholder shall be released from the transfer restrictions imposed on such Stockholder’s Lock-Up Shares pursuant to this Agreement only to the extent reasonably necessary to cover the resulting actual out-of-pocket tax liability to such Stockholder by virtue of the Merger and the merger consideration received by such Stockholder pursuant to the Merger Agreement not qualifying for such tax-free treatment; and

(iii) nothing contained herein will be deemed to restrict the ability of any Stockholder to exercise any options or warrants to purchase VTBH Capital Stock held by such Stockholder which are described in the confidential disclosure schedules delivered by VTBH to the Corporation pursuant to the Merger Agreement.

Section 3. Written Consent. On or prior to the date of this Agreement, each Stockholder shall deliver to the Corporation a duly executed irrevocable written consent in the form attached hereto as Exhibit A (the “Written Consent”) which, among other things, approves the VTBH Stockholder Approval Matters. Each Stockholder hereby revokes any and all prior proxies given by such Stockholder with respect to the subject matter contemplated by the Written Consent (the “Subject Matter”) and VTBH hereby consents to the revocation of any and all such prior proxies given by Stockholder to VTBH with respect to the Subject Matter. Each Stockholder hereby agrees that, prior to the Lock-Up Expiration Time, such Stockholder shall not grant any proxies with respect to the Subject Matter, or enter into any agreement or understanding with any Person to vote or give instructions with respect to such Stockholder’s Shares or the Subject Matter other than as set forth in, or to effectuate the transactions contemplated by, this Agreement.

Section 4. Representations, Warranties and Covenants of Each Stockholder and VTBH. Each Stockholder hereby represents, warrants and covenants to the Corporation as follows:

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(a) Such Stockholder is the beneficial or record owner of, or exercises voting power over, that number of shares of VTBH Capital Stock set forth beside his, her or its name on Schedule A hereto (all such shares owned beneficially or of record by such Stockholder, or over which such Stockholder exercises voting power, together with the VTBH Options and Other Rights (as defined below), on the date hereof, collectively, the “Shares”). Such Stockholder’s Shares constitute such Stockholder’s entire interest in the outstanding shares of VTBH Capital Stock and such Stockholder is not the beneficial or record holder of, and does not exercise voting power over, any other outstanding shares of capital stock of VTBH or any other securities convertible into or excersiable or exchangeable for any shares of capital stock of VTBH. No Person not a signatory to this Agreement has a beneficial interest in or a right to acquire or vote any of such Stockholder’s Shares (other than, if such Stockholder is a partnership or a limited liability company, the rights and interest of Persons that own partnership interests or units in such Stockholder under the partnership agreement or operating agreement governing such Stockholder and applicable partnership or limited liability company law, or if such Stockholder is a married individual and resides in a state with community property laws, the community property interest of his or her spouse to the extent applicable under such community property laws; provided, however, that any such married Stockholder shall cause his or her spouse to deliver, on the date hereof, a consent of spouse in substantially the form attached hereto as Exhibit B (a “Spousal Consent”)). At the Lock-Up Expiration Time, such Stockholder’s Shares will be free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on such Stockholder’s voting rights, charges and other encumbrances of any nature, other than as expressly provided for in this Agreement, that would adversely affect the Merger or the exercise or fulfillment of the rights and obligations of such Stockholder under this Agreement or of the parties to this Agreement. Such Stockholder’s principal residence or place of business is set forth on the signature page hereto.

(b) Such Stockholder is the legal and beneficial owner of the number of options, restricted stock units, warrants and other rights to acquire, directly or indirectly, shares of the capital stock of VTBH set forth beside his, her or its name on Schedule A hereto (collectively, the “VTBH Options and Other Rights”). Such Stockholder’s VTBH Options and Other Rights are and will be at all times up until and including the Lock-Up Expiration Time free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on Stockholder’s voting rights, charges and other encumbrances of any nature that would adversely affect the Merger or the exercise or fulfillment of the rights and obligations of VTBH under the Merger Agreement or of the parties to this Agreement.

(c) Such Stockholder has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of such Stockholder (or its board of directors or similar governing body, as applicable), and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming due power and authority of, and due execution and delivery by, the other parties hereto, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) The execution and delivery of this Agreement does not, and the performance by such Stockholder of his, her or its agreements, covenants, and obligations hereunder will not, conflict with, result in a breach or violation of or default under (with or without notice or lapse of time or both), or require notice to or the consent of any Person under, any provisions of the organizational documents of such Stockholder (if applicable), or any agreement, commitment, law, rule, regulation, judgment, order or decree to which such Stockholder is a party or by which such Stockholder is, or any of its assets are, bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or delay consummation of the Merger and the transactions contemplated by the Merger Agreement and this Agreement or otherwise prevent or delay such Stockholder from performing his, her or its agreements, covenants or obligations under this Agreement.

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(e) Such Stockholder agrees that he, she or it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, that challenges the validity of or seeks to enjoin the operation of any provision of the Written Consent or this Agreement or the execution and delivery of the Merger Agreement and the consummation of the Merger and the other transactions provided for in the Merger Agreement.

(f) VTBH hereby confirms that the number and type of Shares owned by each Stockholder listed on Schedule A is true, correct and complete.

(g) VTBH hereby agrees that it shall not recognize or register any proposed transfer or other disposition of any Shares in contravention of the provisions of this Agreement.

Section 5. Securities Restrictions; Stripes Transfers.

(a) Securities Restrictions.

(i) Notwithstanding any other provision of this Agreement, after the Effective Date, no shares of Common Stock held or beneficially owned by a Stockholder may be transferred except upon the conditions specified in this Section 5(a), which conditions are intended to ensure compliance with the provisions of the Securities Act.

(ii) Each certificate or book-entry notation representing shares of Common Stock covered by this Agreement shall (unless otherwise permitted by the provisions of paragraph (iv) of this Section 5(a)) be stamped or otherwise imprinted with a legend in substantially the form provided in Section 11.

(iii) The holder of any shares of Common Stock covered by this Agreement agrees, prior to any transfer of any such shares, to give written notice to the Corporation of such holder’s intention to effect such transfer and to comply in all other respects with the provisions of this Section 5(a). Each such notice shall describe the manner and circumstances of the proposed transfer. The holder of such shares of Common Stock shall be entitled to transfer such shares in accordance with the terms of the notice delivered to the Corporation, if the Corporation does not reasonably object to such transfer within fifteen (15) Business Days after delivery of such notice (or three Business Days, in the case of a propose transfer relating to a sale of shares of Common Stock pursuant to Rule 144 under the Securities Act). Subject to paragraph (iv) of this Section 5(a), each certificate or other instrument evidencing any such transferred shares of Common Stock shall bear the legend required by paragraph (ii) of this Section 5(a) unless (A) an opinion of counsel to the holder of such shares (which opinion of counsel shall be reasonably acceptable to the Corporation) states that registration of any future transfer is not required by the applicable provisions of the Securities Act or (B) the Corporation shall have waived the requirement of such legend, which waiver may be given or denied in the Corporation’s sole and absolute discretion. In the event that the holder proposes to sell any shares of Common Stock in a transaction that qualifies under Rule 144 under the Securities Act, the Corporation shall, at its expense, cause its counsel to provide any legal opinion required by the Corporation’s transfer agent in connection with such sale.

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(iv) Notwithstanding the foregoing provisions of this Section 5(a), the restrictions imposed by this Section 5(a) regarding the transferability of any shares of Common Stock shall cease and terminate when (A) any such shares of Common Stock are sold or otherwise disposed of pursuant to an effective Registration Statement under the Securities Act or (B) the holder of such shares of Common Stock and the Corporation have met the requirements for transfer of such shares pursuant to Rule 144 under the Securities Act. Whenever the restrictions imposed by this Section 5(a) shall terminate, the holder of any shares of Common Stock as to which such restrictions have terminated shall be entitled to receive from the Corporation, without expense, a new certificate (or book-entry notation) not bearing the restrictive legend set forth in Section 11 and not containing any other reference to the restrictions imposed by this Section 5(a).

(b) Stripes Transfers. In the event that any Person that is an Affiliate of the Stripes Entities acquires shares of Common Stock from the Stripes Stockholders or any other Affiliate of the Stripes Entities, such Person shall be subject to and have the benefit of any and all rights, obligations and restrictions of the Stripes Entities hereunder, as if such Person were a Stripes Entity.

Section 6. Demand Registration Rights.

(a) Stripes Registration Rights. Subject to the provisions of this Section 6, at any time and from time to time after the Effective Date, Stripes may make one or more written demands (each, a “Stripes Registration Demand”) to the Corporation requiring the Corporation to register, under and in accordance with the provisions of the Securities Act, all or part of the Stripes Stockholders’ shares of Common Stock. All Stripes Registration Demands made pursuant to this Section 6 will specify the aggregate amount of shares of Common Stock to be registered, the intended methods of disposition thereof (including whether the offering is to be an Underwritten Offering) and the registration procedures to be undertaken by the Corporation in connection therewith (a “Demand Notice”). Subject to Section 6(c), promptly upon receipt of any such Demand Notice, the Corporation will file the applicable Registration Statement as soon as reasonably practicable and will use its best efforts to, in accordance with the terms set forth in the Demand Notice, effect within one hundred eighty (180) days of the filing of such Registration Statement the registration under the Securities Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with the applicable regulations promulgated under the Securities Act) of the shares of Common Stock that the Corporation has been so required to register.

(b) Registration Obligations and Procedures.

(i) If the Corporation receives a Stripes Registration Demand and the Corporation furnishes to Stripes, a copy of a resolution of the Board certified by the secretary of the Corporation stating that in the good faith judgment of the Board it would be materially adverse to the Corporation for a Registration Statement to be filed on or before the date such filing would otherwise be required hereunder, the Corporation shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the demand for such registration from Stripes. The Corporation shall not be permitted to provide such notice more than twice in any three hundred sixty (360) consecutive day period. If the Corporation shall so postpone the filing of a Registration Statement, Stripes may withdraw the Stripes Registration Demand by so advising the Corporation in writing within thirty (30) days after receipt of the notice of postponement. In addition, if the Corporation receives a Stripes Registration Demand and the Corporation is then in the process of preparing to engage in a public offering, the Corporation shall inform Stripes of the Corporation’s intent to engage in a public offering and may require Stripes to withdraw such Stripes Registration Demand for a period of up to one hundred twenty (120) days so that the Corporation may complete its public offering. In the event that the Corporation ceases to pursue such public offering, it shall promptly inform Stripes, and Stripes shall be permitted to submit a new Stripes Registration Demand.

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(ii) Registrations under this Section 6 shall be on such appropriate registration form of the SEC (A) as shall be selected by the Corporation and as shall be reasonably acceptable to Stripes, and (B) as shall permit the disposition of such shares in accordance with the intended method or methods of disposition specified in the Demand Notice. If, in connection with any registration under this Section 6 that is proposed by the Corporation to be on Form S-3 or any successor form, the managing underwriter, if any, shall advise the Corporation in writing that in its opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.

(iii) The Corporation shall use its best efforts to keep any Registration Statement filed in response to a Stripes Registration Demand effective for as long as is necessary for the Stripes Stockholders to dispose of the covered securities.

(iv) In the case of an Underwritten Offering in connection with a Stripes Registration Demand, Stripes shall select the underwriters, provided that the managing underwriter shall be a nationally recognized investment banking firm. Stripes shall determine the pricing of the Registrable Securities offered pursuant to any such Registration Statement in connection with a Stripes Registration Demand, the applicable underwriting discount and other financial terms (including the material terms of the applicable underwriting agreement) and determine the timing of any such registration and sale, subject to Section 6(c), and Stripes shall be solely responsible for all such discounts and fees payable to such underwriters in such Underwritten Offering.

(c) No Inconsistent Agreements; Further Assurances. The Corporation represents and warrants that it has not granted and is not a party to any proxy, voting trust or other agreement that is inconsistent with or conflicts with this Section 6. The Corporation shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or conflicts with the rights granted under this Section 6 or grant any rights to any person similar to those set forth in Sections 6 or 7 without the prior written consent of Stripes.

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Section 7. Piggyback Registration Rights.

(a) Piggyback Rights. Subject to Section 7(c), if the Corporation at any time after the Effective Date proposes to register any Stock for its own account (a “Corporation Registration”) or for the account of any Stockholder possessing demand rights (including, for the avoidance of doubt, in connection with a Stripes Registration Demand) (a “Stockholder Registration”) under the Securities Act by registration on Form S-1 or Form S-3 or any successor or similar form(s) (except registrations on any such Form or similar form(s) solely for registration of securities in connection with an employee benefit plan, a dividend reinvestment plan or a merger or consolidation, or incidental to an issuance of securities under Rule 144A under the Securities Act), it will at such time give prompt written notice to the Stockholders of its intention to do so, including the anticipated filing date of the Registration Statement and, if known, the number of shares of Stock that are proposed to be included in such Registration Statement, and of the Stockholders’ rights under this Section 7. Upon the written request of a Stockholder (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Stockholder and such other information as is reasonably required to effect the registration of such shares of Stock), made as promptly as practicable and in any event within fifteen (15) Business Days after the receipt of any such notice (five (5) Business Days if the Corporation states in such written notice or gives telephonic notice to such Stockholder, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of an earlier planned filing date), the Corporation, subject to Section 7(c), shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Corporation has been so requested to register by the Stockholders; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Corporation shall determine for any reason not to register or to delay registration of such securities, the Corporation shall give written notice of such determination to the Stockholders requesting registration under this Section 7 (which such Stockholders will hold in strict confidence) and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Corporation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

(b) Stockholder Withdrawal. Each Stockholder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 7 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Corporation of its request to withdraw.

(c) Corporation Registration Underwriters’ Cutback. In the case of a Corporation Registration, if the managing underwriter of any underwritten offering shall inform the Corporation by letter of its belief that the number of Registrable Securities requested to be included in such registration pursuant to this Section 7, when added to the number of other securities to be offered in such registration by the Corporation, would materially adversely affect such offering, then the Corporation shall include in such registration, to the extent of the total number of securities which the Corporation is so advised can be sold in (or during the time of) such offering without so materially adversely affecting such offering (the “Section 7(c) Sale Number”), securities in the following priority:

(i) First, all Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock that the Corporation proposes to register for its own account (the “Corporation Securities”);

(ii) Second, to the extent that the number of Corporation Securities to be included is less than the Section 7(c) Sale Number, the Registrable Securities requested to be included by Carmine J. Bonanno and/or Frederick J. Romano on a pro rata basis based on the number of Registrable Securities subject to registration rights owned by each such holder requesting inclusion in relation to the number of Registrable Securities then owned by such holders who request inclusion; and

(iii) Third, the other Stockholders; the securities requested to be included pursuant to this Section 7(c)(iii) shall be included on a pro rata basis based on the number of Registrable Securities subject to registration rights owned by each holder requesting inclusion in relation to the number of Registrable Securities then owned by all holders requesting inclusion.

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(d) Stockholder Registration Underwriters’ Cutback. In the case of a Stockholder Registration, if the managing underwriter of any underwritten offering shall inform the Corporation by letter of its belief that the number of shares of Common Stock and Registrable Securities requested to be included in such registration would materially adversely affect such offering, then the Corporation shall include in such registration, to the extent of the total number of securities which the Corporation is so advised can be sold in (or during the time of) such offering without so materially adversely affecting such offering (subject to the last paragraph of this Section 7(d), the “Section 7(d) Sale Number”), securities in the following priority:

(i) First, the Registrable Securities requested to be included by the Persons exercising demand rights in connection with such Stockholder Registration, Carmine J. Bonanno and Frederick J. Romano on a pro rata basis based on the number of Registrable Securities subject to registration rights owned by each such holder requesting inclusion in relation to the number of Registrable Securities then owned by all such holders requesting inclusion; and

(ii) Second, to the extent that the number of securities to be included in the registration pursuant to Section 7(d)(i) is less than the Section 7(d) Sale Number, the Registrable Securities requested to be included by the Stockholders exercising piggyback rights pursuant to this Section 7 (other than Carmine J. Bonanno and Frederick J. Romano); the securities requested to be included pursuant to this Section 7(d)(ii) shall be included on a pro rata basis based on the number of Registrable Securities subject to registration rights owned by each holder requesting inclusion in relation to the number of Registrable Securities then owned by all holders requesting inclusion.

Notwithstanding anything to the contrary set forth in this Section 7(d), in connection with a Stockholder Registration pursuant to a Stripes Registration Demand, Stripes shall be entitled to determine, in its sole discretion, the Section 7(d) Sale Number applicable to such registration.

(e) Participation in Underwritten Offerings.

(i) Any participation by the Stockholders in a registration by the Corporation shall be in accordance with the plan of distribution of the Corporation (subject, in the case of a Stockholder Registration pursuant to a Stripes Registration Demand, to the rights of Stripes in Section 6(b)). Except as provided in Section 7(c), in all Underwritten Offerings, the Corporation shall have sole discretion to select the underwriters.

(ii) If the Corporation at any time shall register shares of Stock for its own account under the Securities Act for sale to the public, no Stockholder shall sell publicly, make any short sale of, grant any option for the purchase of or otherwise dispose publicly of any capital stock of the Corporation without the prior written consent of the Corporation for the period of time (not to exceed 180 days in connection with the first underwritten public offering following the consummation of the Merger or 120 days for any other underwritten public offering) in which the Stripes Stockholders have similarly agreed not to sell publicly, make any short sale of, grant any option for the purchase of or otherwise dispose publicly of any capital stock of the Corporation.

(iii) In connection with any proposed registered offering of securities of the Corporation in which any Stockholder includes Registrable Securities pursuant to this Section 7 (any such Stockholder, a “Participating Stockholder”), such Participating Stockholder agrees (A) to supply any information reasonably requested by the Corporation in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering and (B) to execute and deliver any agreements and instruments being executed by all holders on substantially the same terms reasonably requested by the Corporation to effectuate such registered offering, including, without limitation, underwriting agreements, custody agreements, lock-ups, “hold back” agreements pursuant to which such Participating Stockholder agrees not to sell or purchase any securities of the Corporation for the same period of time following the registered offering as is agreed to by the other participating holders, powers of attorney and questionnaires.

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(iv) If the Corporation requests that the Stockholders take any of the actions referred to in paragraph (iii) of this Section 7(e), the Stockholders shall take such action promptly but in any event within three (3) Business Days following the date of such request. Furthermore, the Corporation agrees that it shall use commercially reasonably efforts to obtain any waivers to the restrictive sale and purchase provisions of any “hold back” agreement that are reasonably requested by a Stockholder.

(f) Copies of Registration Statements. The Corporation will, if requested, prior to filing any Registration Statement pursuant to this Section 7 or any amendment or supplement thereto, furnish to the Stockholders, and thereafter furnish to the Stockholders, such number of copies of such Registration Statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such Registration Statement (including each preliminary prospectus) as the Stockholders may reasonably request in order to facilitate the sale of the Registrable Securities by the Stockholders.

(g) Expenses. The Corporation shall pay all Registration Expenses in connection with a Corporation Registration or any Stockholder Registration, provided that each Stockholder shall pay all applicable underwriting fees, discounts and similar charges only to the extent applicable on a per share basis to Registrable Securities of such Stockholders.

Section 8. Indemnification and Contribution.

(a) The Corporation agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Stockholder, its officers, directors, employees, controlling persons, fiduciaries, stockholders, and general or limited partners (and the officers, directors, employees and stockholders or general or limited partners thereof) and representatives from and against any and all losses, claims, damages, liabilities, costs and expenses (including attorneys’ fees) (“Losses”) caused by, arising out of, resulting from or related to (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that such indemnity shall not apply to that portion of such Losses caused by, or arising out of, any untrue statement, or alleged untrue statement or any such omission or alleged omission, to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Corporation by or on behalf of such Stockholder expressly for use therein, and (ii) any violation by the Corporation of any federal, state or common law rule, regulation or law applicable to the Corporation and relating to action required of or inaction by the Corporation in connection with any registration or offering of securities. Notwithstanding the preceding sentence, the Corporation shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (x) made in any preliminary prospectus if (A) such selling Stockholder failed to deliver or cause to be delivered a copy of the prospectus to the Person asserting such Loss after the Corporation has furnished such selling Stockholder with a sufficient number of copies of the same and (B) the prospectus is corrected in a timely manner to rectify such untrue statement or omission, or (y) in the prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and the selling Stockholder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of the securities to the Person asserting such Loss after the Corporation had furnished such selling Stockholder with a sufficient number of copies of the same. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Stockholder or representative of such Stockholder and shall survive the transfer of securities by such Stockholder.

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(b) Each Stockholder agrees to indemnify and hold harmless the Corporation, its officers and directors and each Person (if any) that controls the Corporation within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to Registrable Securities (as amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, only to the extent such statement or omission (i) was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Stockholder expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and (ii) has not been corrected in a subsequent writing prior to or concurrently with the sale of the securities to the Person asserting such Loss. The selling Stockholders also will indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Corporation, its officers and directors and each Person (if any) that controls the Corporation, if requested; provided that such indemnification shall be provided on a pro rata basis and in no event shall a selling Stockholder become liable for more than the net proceeds received by such selling Stockholder in connection with such sale of Registrable Securities. The Corporation and the selling Stockholders shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any prospectus or Registration Statement.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 8(a) or Section 8(b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such Indemnified Party that the Indemnified Party believes it has failed to do so, (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction, except to the extent any Indemnified Party or Parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other Indemnified Parties or to the extent representation of all Indemnified Parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the Indemnifying Party shall be liable for any expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

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(d) If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Corporation (on the one hand) and a Stockholder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Corporation and each Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Stockholder shall be liable for indemnification or contribution pursuant to this Section 8 for any amount in excess of the net proceeds of the offering received by such Stockholder, less the amount of any damages which such Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 9. Rule 144. The Corporation covenants that so long as the Common Stock is registered pursuant to Section 12(b), Section 12(g) or Section 15(d) of the Securities Exchange Act, it will file any and all reports required to be filed by it under the Securities Act and the Securities Exchange Act (or, if the Corporation is not required to file such reports, it will make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act) and that it will take such further action as the Stockholders may reasonably request, all to the extent required from time to time to enable the Stockholders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the written request of any Stockholder, the Corporation will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

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Section 10. Directors and Officers.

(a) The parties intend that the Stockholders’ covenants in this Section 10, shall result in the formation of a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) and result in the Corporation qualifying as a “controlled company” under the applicable NASDAQ Stock Market Rules.

(b) Each Stockholder agrees that, on or after the date hereof, he, she or it will vote, or cause to be voted, or grant a proxy to the Corporation or its respective representatives to vote all of the Stock beneficially owned by him, her or it with respect to which he, she or it has the right to vote for the election of a director or directors at any meeting of stockholders of the Corporation (including any adjournment or postponement thereof), or pursuant to any action by written consent, for the election (or removal, as applicable) of all directors nominated for election (or removal, as applicable) in accordance with Section 10(c) hereof. Each Stockholder agrees that he, she or it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, that challenges the validity of or seeks to enjoin the operation of any provision of this Agreement.

(c) The Stripes Entities shall have the right to nominate for election to the Board (or remove from the Board, as applicable) seven directors (including the Chief Executive Officer of the Corporation and two independent directors), so long as the Stripes Entities collectively beneficially own at least 10% of the outstanding Stock of the Corporation. In the event the size of the Board is increased or decreased at any time after the Effective Date, the applicable parties’ nomination rights under this Section 10(c) shall be proportionately increased or decreased, respectively, rounded up to the nearest whole number. In addition, from and after the Effective Date, the Corporation agrees that it shall hire or terminate any Chief Executive Officer of the Corporation only at the direction and sole discretion of Stripes. For the avoidance of doubt, after the Effective Date, the Corporation shall not hire or terminate any Chief Executive Officer of the Corporation without the prior written consent of Stripes.

(d) The parties agree that, so long as each of Carmine J. Bonanno and Frederick J. Romano own at least 50% of the shares of Stock of the Corporation that they hold immediately after the Effective Time of the Merger, each of Carmine J. Bonanno and Frederick J. Romano (each, an “Observer”) shall be permitted to attend each meeting of the Board of the Corporation (but shall not have voting rights). The Corporation shall provide each Observer with copies of all materials that are delivered to members of the Board in connection with any such meeting. Notwithstanding the foregoing, the Corporation reserves the right to withhold any information and to exclude each Observer from any meeting or portion thereof to the extent access to such information or attendance at such meeting (or portion thereof) would adversely affect the attorney-client privilege between the Corporation and their legal counsel or cause the Corporation’s board of directors to breach its fiduciary duties.

(e) The obligations of each Stockholder under this Section 10 shall terminate upon the first to occur of (i) the failure of the Stockholders (or their successors and assigns permitted hereunder) to hold Stock representing an aggregate of at least 50.1% of the voting power of the Corporation and (ii) termination by the mutual agreement of the Corporation and the Stockholders. No termination of this Agreement will relieve any party from liability for any material breach of its obligations under this Section 10 committed prior to such termination.

Section 11. Miscellaneous.

(a) Legend on Stock Certificates. Each certificate or book-entry notation representing shares of Stock owned by the Stockholders shall bear the following legend as and to the extent required under Section 5:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A STOCKHOLDER AGREEMENT DATED AS OF AUGUST 5, 2013, AMONG THE ISSUER OF SUCH SECURITIES AND THE OTHER PARTIES NAMED THEREIN. THE TERMS OF SUCH STOCKHOLDER AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFER. A COPY OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF PARAMETRIC SOUND CORPORATION.

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(b) Termination; Survival. This Agreement shall terminate automatically upon the earliest to occur of: (i) the dissolution of the Corporation (unless the Corporation continues to exist after such dissolution as a limited liability company or in another form, whether incorporated in Delaware or another jurisdiction), (ii) the consummation of a Control Disposition, and (iii) the termination of the Merger Agreement prior to the Effective Time (as defined in the Merger Agreement); provided, however, that (A) for so long as the Stripes Stockholders collectively own any Registrable Securities, Sections 6 and 7 shall not terminate without the prior written consent of Stripes unless the Merger Agreement is terminated prior to the Effective Time (as defined in the Merger Agreement) and (B) the indemnification provisions of Section 8 shall survive any termination of this Agreement. Any Stockholder who disposes of all of his, her or its Common Stock after the Effective Date, in conformity with the terms of this Agreement, shall cease to be a party to this Agreement and shall have no further rights hereunder.

(c) Specific Performance. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may in its sole discretion apply to any court of law or equity of competent jurisdiction for, and obtain from any such court, specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Agreement (each of which elements the parties admit). The parties hereto further agree and acknowledge that each and every obligation applicable to it contained in this Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies available under this Agreement or otherwise.

(d) Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(e) Governing Law; Jurisdiction.

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(i) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State.

(ii) Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 11(e), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(iii) JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(f) Stock Dividends, Etc. The provisions of this Agreement shall apply to any and all shares of capital stock of the Corporation or any successor or assignee of the Corporation (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution for the shares of Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise in such a manner and with such appropriate adjustments as to reflect the intent and meaning of the provisions hereof and so that the rights, privileges, duties and obligations hereunder shall continue with respect to the capital stock of the Corporation as so changed.

(g) Benefits of Agreement. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns and each Stockholder and any spouse of each individual Stockholder and their permitted assigns, legal representatives, heirs and beneficiaries. Notwithstanding anything to the contrary contained herein, but subject to Section 7(b), the Stripes Entities may assign their rights or obligations, in whole or in part, under this Agreement to one or more of their Affiliates and any Stockholder may assign their registration rights and obligations under Sections 6 and 7, in whole or in part, to any party to whom they transfer any shares of Stock. Except as otherwise expressly provided herein, no Person not a party to this Agreement, as a third-party beneficiary or otherwise, shall be entitled to enforce any rights or remedies under this Agreement.

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(h) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (a) personally delivered or sent by telecopier, (b) sent by nationally recognized overnight courier or (c) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

(i) If to the Corporation, to:

PARAMETRIC SOUND CORPORATION

13771 Danielson Street, Suite L

Poway, California 92064

Facsimile: 888-639-2150

Attention: James A. Barnes

and

VTB Holdings, Inc.

100 Summit Lake Drive, Suite 100

Valhalla, NY 10594

Facsimile: 914-345-2266

Attention: Juergen Stark

with a copy to (which shall not constitute notice):

Sheppard Mullin Richter & Hampton LLP

12775 El Camino Real, Suite 200

San Diego, CA 92130

Facsimile: 858-847-4865

Attention: John J. Hentrich

and

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attn: Henry N. Nassau

Fax: (215) 994-2222

(ii) If to Stripes, to:

SG VTB Holdings, LLC

c/o Stripes Group, LLC

402 W. 13th Street

New York, NY 10014

Attn: Kenneth A. Fox

Fax: (212) 823-0721

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with copies to (which shall not constitute notice):

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attn: Henry N. Nassau

Fax: (215) 994-2222

(iii) If to the Stockholders, to their respective addresses set forth on Schedule A or to such other address as the party to whom notice is to be given may have furnished to such other party in writing in accordance herewith. Any such communication shall be deemed to have been received (a) when delivered, if personally delivered or sent by telecopier, (b) the next Business Day after delivery, if sent by nationally recognized, overnight courier and (c) on the third (3rd) Business Day following the date on which the piece of mail containing such communication is posted, if sent by first-class mail.

(i) Modification; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by (a) the Corporation and (b) for so long as the Stripes Entities own shares of Stock, the vote of the shares of Stock owned by the Stripes Entities; provided, however, that any amendment, modification or supplement that would adversely affect the rights, benefits or obligations of a Stockholder materially and disproportionately compared to any other Stockholder (including any amendment, modification or supplement with respect to rights, benefits or obligations that, by their terms, are specifically granted to, or specifically binding upon, a Stockholder) shall not be enforceable against such Stockholder without the prior written consent of such Stockholder. No course of dealing between the Corporation or its Subsidiaries and the Stockholders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(j) Entire Agreement. Except as otherwise expressly provided herein, this Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. Unless otherwise provided herein, any consent required by the Corporation may be withheld by the Corporation in its sole discretion.

(k) Counterparts. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. The failure of any Stockholder to execute this Agreement does not make it invalid as against any other Stockholder.

(l) Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and other documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

(m) Director and Officer Actions. No director or officer of the Corporation shall be personally liable to the Corporation or any Stockholder as a result of any acts or omissions taken (in such director’s or officer’s capacity as director or officer, respectively) under this Agreement in good faith.

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(n) Certain Certificates. Each Stockholder that is an entity that was formed for the sole purpose of acquiring shares of Stock or that has no substantial assets other than shares of Stock or interests in shares of Stock agrees that (i) certificates of shares of its common stock or other instruments reflecting equity interests in such entity (and the certificates for shares of common stock or other equity interests in any similar entities controlling such entity) will note the restrictions contained in this Agreement on the transfer of Stock as if such common stock or other equity interests were shares of Stock and (ii) no such shares of common stock or other equity interests may be transferred to any Person other than in accordance with the terms and provisions of this Agreement as if such shares or equity interests were shares of Stock.

(o) Stripes Stockholder Parties. In the event that any Stripes Entity that is not a Stripes Stockholder as of the Effective Date thereafter becomes a Stripes Stockholder and acquires Registrable Shares, such Stripes Entity shall automatically become party to this Agreement and this Agreement shall be amended and restated to provide that the Stripes Entities or a designee of the Stripes Entities shall have all of the rights and obligations of the Stripes Entities hereunder.

(p) Sophisticated Parties; Advice of Counsel. Each of the parties to this Agreement specifically acknowledges that he, she or it (i) is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement, (ii) has been fully advised and represented by legal counsel of his, her or its own independent selection and has relied wholly upon his, her or its independent judgment and the advice of such counsel in negotiating and entering into this Agreement, (iii) has carefully read and fully understands all of the terms of this Agreement, and (iv) is under no disability or impairment that affects its, his or her decision to sign this Agreement and he, she or it knowingly and voluntarily intends to be legally bound by this Agreement.

(q) Certain Other Persons. Each individual Stockholder represents and warrants to each and every other party to this Agreement that his or her spouse, if any, is fully aware of, understands and fully consents to the provisions of this Agreement, its binding effect upon any community property interests or similar marital property interests in the Stock that such spouse may now or hereafter own, and that the termination of such spouse’s marital relationship with such Stockholder for any reason shall not have the effect of removing any Stock of the Corporation otherwise subject to this Agreement from the coverage of this Agreement. Furthermore, each individual Stockholder agrees to cause his or her spouse (and any subsequent spouse) to execute and deliver, upon the request of the Corporation, a Spousal Consent.

*      *      *      *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PARAMETRIC SOUND CORPORATION:	STOCKHOLDER:

By:
/s/ James A. Barnes	Doornink Revocable Living Trust, Dated December 17, 1996, as Amended
(Print Name of Stockholder)

Name:
James A. Barnes	/s/ Ronald Doornink
(Signature)

Title:
CFO	Ronald Doornink, Trustee
(Print name and title if signing on behalf of an entity)

VTB HOLDINGS, INC.

By:
/s/ Kenneth Fox
(Print Address)

Name:
Kenneth Fox
(Print Address)

Title:
President and CEO
(Print Telephone Number)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PARAMETRIC SOUND CORPORATION:	STOCKHOLDER:

By:
/s/ James A. Barnes	Martha M. Doornink Irrevocable Trust, dated November 30, 2012
(Print Name of Stockholder)

Name:
James A. Barnes	/s/ Leon Selbst
(Signature)

Title:
CFO	Leon Selbst, Trustee
(Print name and title if signing on behalf of an entity)

VTB HOLDINGS, INC.

By:
/s/ Kenneth Fox
(Print Address)

Name:
Kenneth Fox
(Print Address)

Title:
President and CEO
(Print Telephone Number)

24

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PARAMETRIC SOUND CORPORATION:	STOCKHOLDER:

By:
/s/ James A. Barnes	Ronald Doornink Irrevocable Trust, dated November 30, 2012
(Print Name of Stockholder)

Name:
James A. Barnes	/s/ Leon Selbst
(Signature)

Title:
CFO	Leon Selbst, Trustee
(Print name and title if signing on behalf of an entity)

VTB HOLDINGS, INC.

By:
/s/ Kenneth Fox
(Print Address)

Name:
Kenneth Fox
(Print Address)

Title:
President and CEO
(Print Telephone Number)

25

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PARAMETRIC SOUND CORPORATION:	STOCKHOLDER:

By:
/s/ James A. Barnes	SG VTB Holdings, LLC
(Print Name of Stockholder)

Name:
James A. Barnes	/s/ Kenneth A. Fox
(Signature)

Title:
CFO	Kenneth A. Fox, Manager
(Print name and title if signing on behalf of an entity)

VTB HOLDINGS, INC.

By:
/s/ Kenneth Fox
(Print Address)

Name:
Kenneth Fox
(Print Address)

Title:
President and CEO
(Print Telephone Number)

26

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PARAMETRIC SOUND CORPORATION:	STOCKHOLDER:

By:
/s/ James A. Barnes	Michael Rowe
(Print Name of Stockholder)

Name:
James A. Barnes	/s/ Michael Rowe
(Signature)

Title:
CFO
(Print name and title if signing on behalf of an entity)

VTB HOLDINGS, INC.

By:
/s/ Kenneth Fox
(Print Address)

Name:
Kenneth Fox
(Print Address)

Title:
President and CEO
(Print Telephone Number)

27

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PARAMETRIC SOUND CORPORATION:	STOCKHOLDER:

By:
/s/ James A. Barnes	Amie Rowe
(Print Name of Stockholder)

Name:
James A. Barnes	/s/ Amie Rowe
(Signature)

Title:
CFO
(Print name and title if signing on behalf of an entity)

VTB HOLDINGS, INC.

By:
/s/ Kenneth Fox
(Print Address)

Name:
Kenneth Fox
(Print Address)

Title:
President and CEO
(Print Telephone Number)

28

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PARAMETRIC SOUND CORPORATION:	STOCKHOLDER:

By:
/s/ James A. Barnes	Frederick J. Romano
(Print Name of Stockholder)

Name:
James A. Barnes	/s/ Frederick J. Romano
(Signature)

Title:
CFO
(Print name and title if signing on behalf of an entity)

VTB HOLDINGS, INC.

By:
/s/ Kenneth Fox
(Print Address)

Name:
Kenneth Fox
(Print Address)

Title:
President and CEO
(Print Telephone Number)

29

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PARAMETRIC SOUND CORPORATION:	STOCKHOLDER:

By:
/s/ James A. Barnes	Carmine J. Bonanno
(Print Name of Stockholder)

Name:
James A. Barnes	/s/ Carmine J. Bonanno
(Signature)

Title:
CFO
(Print name and title if signing on behalf of an entity)

VTB HOLDINGS, INC.

By:
/s/ Kenneth Fox
(Print Address)

Name:
Kenneth Fox
(Print Address)

Title:
President and CEO
(Print Telephone Number)

30

EXHIBIT A

WRITTEN CONSENT

See attached.

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EXHIBIT B

SPOUSAL CONSENT

I                        , spouse of                          , have read, fully understood, and approve the Stockholder Agreement attached hereto (the “Agreement”), and the Merger Agreement referred to therein. I understand that pursuant to the Agreement and the Merger Agreement, my spouse has agreed to provide a written consent contemplated therein and that, in connection with such merger, my spouse has agreed to sell or otherwise dispose of all of his or her VTB Holdings, Inc. (“VTBH”) capital stock, including any community property therein, pursuant to the terms of the Merger Agreement. In consideration of the terms and conditions as set forth in the Agreement and the Merger Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement and the Merger Agreement insofar as I may have any rights or obligations in the Agreement or the Merger Agreement under the community property laws of the State of California or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

To the extent that I shall succeed to any or all of the interest of my spouse’s direct or indirect interest in VTBH (or the consideration received by my spouse pursuant to the Merger Agreement), whether by voluntary transfer or transfer by operation of law, property settlement agreement or pursuant to a dissolution of marriage proceeding, or by decree or order of court, or in any other manner, such interest shall be subject to all terms of the Agreement and the Merger Agreement.

This Spousal Consent shall be binding on the undersigned and on the undersigned’s assigns, representatives, heirs and legatees.

The undersigned acknowledges that he or she has been advised by his or her own legal counsel, or has had the opportunity to engage his or her own legal counsel, with respect to this Spousal Consent and understands and agrees that (i) he or she has carefully read and fully understands all of the terms of this Spousal Consent, the Agreement, and the Merger Agreement; and (ii) he or she is under no disability or impairment that affects his or her decision to sign this Spousal Consent and knowingly and voluntarily intends to be legally bound by this Spousal Consent.

Date:
Signature of Spouse:
Printed Name of Spouse:

32